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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 20, 1999
                                                         ----------------


                           WHITEHALL JEWELLERS, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)



      DELAWARE                         0-028176                 36-1433610
      --------                         --------                 ----------
(State of incorporation              (Commission             (I.R.S. Employer
    or organization)                 File Number)            Identification No.)




             155 North Wacker Drive, Suite 500, Chicago, IL  60606
      ------------------------------------------------------------------
      (Address of principal executives offices)                (Zip Code)

      Registrant's telephone number, including area code:  (312) 782-6800
                                                           --------------


                           MARKS BROS. JEWELERS, INC.
                           --------------------------
         (Former name or former address, if changed since last report)







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Item 5.    Other Events

           On January 20, 1999, the Registrant (1) filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware to effect a change in its name from "Marks Bros. Jewelers, Inc." to "Whitehall Jewellers, Inc." and (2) issued a press release regarding the same.


Item 7.    Financial Statements and Exhibits

(c)   Exhibits

       4.1 Restated Certificate of Incorporation, as amended, of the Registrant

       99.1        Press release dated January 20, 1999.




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                                   SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 29, 1999                WHITEHALL JEWELLERS, INC.
                                             (Registrant)


                                             By:      /s/ John R. Desjardins
                                                      -------------------------
                                                      John R. Desjardins
                                                      Executive Vice President,
                                                      Finance & Administration,
                                                      Treasurer and Secretary



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                                 EXHIBIT INDEX



Exhibit No.                       Description
-----------                       -----------

4.1 Restated Certificate of Incorporation, as amended, of the Registrant

99.1                Press release dated January 20, 1999





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